UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.   20549

                           FORM 8 - K

                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of Report (date of earliest event reported)  June 18, 2001


                 EMCEE Broadcast Products, Inc.
     (Exact name of registrant as specified in its charter)


Delaware                      1-6299              13-1926296
(State or other jurisdiction  (Commission    (I.R.S. Employee
 of incorporation)            File Number)   Identification Number)


Susquehanna Street Extension West, P.O. Box 68/White Haven, PA 18661-0068
            (Address of principal executive offices)


Registrant's telephone number, including area code     570-443-9575


                              NONE
 (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership/

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events.

          On June 18, 2001, at a regular meeting of the Board of Directors, Randall P. Marx was nominated and elected to the Board of Directors of the Company. Mr. Marx is the Chairman of the Board and Chief Executive Officer of ARC Wireless Solutions, Inc. (formerly Antennas America, Inc.). Prior to joining ARC Wireless Solutions, Inc. Mr. Marx served as the President of the international consumer electronics companies, THT Lloyd's, Inc., Lloyd's Electronics Corp. and Lloyd's Electronics Hong Kong, Ltd. Mr. Marx holds a Bachelor of Science degree in business from Oklahoma City University.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

          Not applicable.

Item 8.   Change in Fiscal Year.

          Not applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S

          Not applicable.

Item 10.  Regulation FD Disclosure.

          Not applicable


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EMCEE BROADCAST PRODUCTS, INC.
                              (Registrant)




Date:     June 20, 2001       /s/ James L. DeStefano
                              JAMES L. DeSTEFANO
                              President/CEO